                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  January 26, 1998
                                        ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



         1-6157                                          36-1208070
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                   60661
-----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.   Other Events
-------   ------------

On January 26, 1998, Heller Financial, Inc. (the "Registrant") issued a Press Release announcing its earnings for the year ended December 31, 1997.


Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Report of 1997 Net Income, dated January 26, 1998



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 28, 1998
        ----------------



  HELLER FINANCIAL, INC.



                                           By:  Lauralee E. Martin
                                                ------------------
                                                Lauralee E. Martin
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                           Sequentially
Number                                                            Numbered Pages
------                                                            --------------
99         Heller Financial, Inc. - Report of 1997 Net            4 - 7
           Income, dated January 26, 1998